Rule 497(e)
File Nos. 333-151805; 811-10559

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
SEPARATE ACCOUNT ELEVEN

333-151805	HV-6776 - Premier InnovationsSM
333-151805	HV-6777 - Hartford 403(b) Cornerstone Innovations
333-151805	HV-6778 - Premier InnovationsSM (Series II)

Supplement dated June 20, 2025 to your Prospectus dated May 1, 2025

This Supplement amends information contained in the above-referenced Prospectuses dated May 1, 2025.

Effective immediately, the current expense for Franklin Core Plus Bond Fund - Class A is updated to 0.75%.

Accordingly, the information for Franklin Core Plus Bond Fund - Class A found in the “Appendix A – Underlying Funds” section of the Prospectuses is updated as follows (all other information contained in the “Appendix A – Underlying Funds” section of the Prospectuses remains unchanged):

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Intermediate Core-Plus Bond	Franklin Core Plus Bond Fund - Class A* (Effective 12/11/24, Franklin Strategic Income Fund was renamed Franklin Core Plus Bond Fund)	0.75%	3.28%	1.10%	1.93%
	Adviser: Franklin Advisers, Inc.
	Subadviser: N/A
* Denotes Underlying Funds and their investment advisers that have entered into temporary expense reimbursements and /or fee waivers. See the prospectus for the Underlying Fund for further information.

This Supplement must be accompanied by and read in conjunction with the current Prospectus. Please read this Supplement carefully and retain it for future reference.

2025-PROSUPP-2-HV6776, 6777, 6778